Exhibit 99.1

March 3, 2008 W. Stancil Starnes, Chief Executive Officer Edward L. Rand, Jr., Chief Financial Officer Frank B. O'Neil, Investor Relations Officer Raymond James & Associates 29th Annual Institutional Investors Conference

Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, "anticipate," "believe," "estimate," "expect," "hope," "hopeful," "intend," "may," "optimistic," "potential," "preliminary," "project," "should," "will," and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: • general economic conditions, either nationally or in our market area, that are different than anticipated; • regulatory and legislative actions or decisions that adversely affect our business plans or operations; • inflation, particularly in loss costs trends; • changes in the interest rate environment; • performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments; • changes in laws or government regulations affecting medical professional liability insurance; • changes to our ratings assigned by rating agencies; • the effects of changes in the health care delivery system; • uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of insurance/reinsurance; • the results of litigation, including pre-or-post-trial motions, trials and/or appeals we undertake; • bad faith litigation which may arise from our handling of any particular claim, including failure to settle; • changes in competition among insurance providers and related pricing weaknesses in some markets; • loss of independent agents; • our ability to purchase reinsurance and collect payments from our reinsurers; • increase in guaranty fund assessments; • our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; • the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; • changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; • changes in our organization, compensation and benefit plans; and • our ability to recruit and retain senior management. Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ProAssurance 101

ProAssurance: The Basics Market Cap: $1.8 Billion Equity: $1.3 Billion Fourth largest writer of medical liability Almost 34,000 policyholders More than 33,000 insured physicians & dentists Majority in small or solo practice Writing business in 28 jurisdictions Highly rated by A. M. Best and Fitch at December 31, 2007

4 A Brief History of ProAssurance Created in 2001 When Medical Assurance Merged with Professionals Group We are the product of 13 M&A transactions Continued Growth by acquisition NCRIC (Washington, DC & surrounding states) PIC Wisconsin (upper Midwest and Nevada) Continued Organic Growth Kentucky Oklahoma Iowa and Wisconsin prior to PIC Wisconsin M&A

National Scale...Local Focus Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence enhances long-term customer relationships Efficiencies gained from consolidated "back-room" operations Corporate Headquarters States of Origin or Acquisition Expansion States ? Claims Offices Claims / Underwriting Offices + ? ? ? + ? ? + ? + ? ? ? + + ? + + ?

? ? Leading Market Share Top 5 Market Share Top 10 Market Share Growing Market Share A Market Leader Market leaders in AL, DE, DC, OH, & WI Continuing to grow within our market footprint but not "forcing" top line growth Criteria: 2005 DPW ProAssurance is the foremost writer in its states of operation

ProAssurance Mission We will be the preferred source of professional liability protection by providing unparalleled claims defense, highly responsive customer service, and innovative risk management, while maintaining our commitment to long-term financial strength

ProAssurance Core Values Integrity in all we do Commitment to the needs of insureds, employees and shareholders Respect for those we encounter Perpetuation of doctor involvement in our core activities Collaboration and Communication throughout our organization Enthusiasm every day

ProAssurance Recognized as one of the 50 top performing property casualty insurance companies in America by Ward's Recognized by The Principal as one of the Ten Best Companies for Employee Financial Security

The Medical Liability Market Today

Market Review Frequency moderating, severity manageable Large verdicts remain a reality Companies view loss trends differently Market pricing has softened considerably Unrealistic pricing only in isolated areas Optimists see a "new" environment Realists know the cycle always swings 2007 Retention was 86% Terms and conditions are largely holding

ProAssurance's Strategy Maintaining margin remains more important than top-line volume We apply an overall corporate strategy that recognizes state-by-state differences Loss trends allowing more aggressive strategies in long-term markets Geographical diversification spreads risk Targeting profitable states as the market evolves

You Can't Hide from The Market Cycle But You Can Survive

The Insurance Cycle in Med Mal Millions Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined C/A Yr Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss 1976 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1977 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1978 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1979 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1980 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1981 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1982 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1983 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1984 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1985 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 1986 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 1987 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 1988 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 1989 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 1990 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 1991 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 1992 4019 4727 3587 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 1993 4195 4786 3863 4032 4786 3678 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 1994 4607 5131 4325 4414 5131 4128 4344 5131 4028 4360 5131 4039 4360 5131 4039 4360 5131 4039 4360 5131 4039 1995 4693 5152 4873 4513 5152 4638 4451 5152 4562 4477 5152 4594 4431 5152 4554 4431 5152 4554 4431 5152 4554 1996 4769 4973 5041 4528 4973 4765 4472 4973 4725 4514 4973 4787 4472 4973 4733 4472 4973 4897 4472 4973 4897 1997 4937 5259 5597 4670 5259 5365 4617 5259 5365 4668 5259 5399 4632 5259 5356 4632 5259 5477 4651 5259 5488 1998 5061 5234 5808 4761 5234 5785 4713 5234 5872 4775 5234 6041 4699 5234 5971 4699 5234 6161 4715 5234 6184 1999 5130 5098 5716 4888 5098 5829 4841 5098 5961 4893 5098 6225 4793 5098 6114 4793 5098 6235 4827 5098 6211 2000 5494 5066 5368 5228 5066 5538 5182 5066 6030 5180 5066 6427 5075 5066 6232 5075 5066 6301 5106 5066 6290 2001 5641 5915 5985 5604 5915 6324 5538 5915 6882 5472 5915 6815 5472 5915 7036 5529 5915 6992 2002 6785 6777 6834 6709 6777 7063 6704 6777 7208 6704 6777 7390 6788 6777 7507 2003 7863 7198 7198 7985 7198 7259 7985 7198 7224 8164 7198 6748 2004 8346 7049 7049 8346 7049 6931 8590 7049 6569 2005 9331 7482 7482 9363 7482 7113 2006 9699 7601 7601 (Estimated) (Actual) Industry Data 1976 Through 2006 INDUSTRY PROFIT INDUSTRY LOSS

ProAssurance vs. The Cycle Book Value 1991 3.67 1992 4.58 1993 6.27 1994 6.63 1995 8.56 1996 9.81 1997 11.57 1998 13.24 1999 13.92 2000 15.22 2001 16.02 2002 17.49 2003 18.77 2004 20.92 2005 24.59 2006 33.61 2007 38.69 Book Value CAGR: 15.9% Since Inception Book Value Each Year End for ProAssurance and Predecessor Companies

ProAssurance vs. The Cycle PRA All Med Mal 1991 80.4 103.7 1992 96.6 127.9 1993 94.3 108.1 1994 87.6 97.6 1995 98.4 99.7 1996 94.4 106 1997 92.6 107.9 1998 86.4 115.7 1999 88.3 129.5 2000 110.8 133.5 2001 144.4 153.3 2002 123.2 140.9 2003 110.2 136.9 2004 100.7 112.3 2005 96.1 100.2 2006 93.5 91.2 Net Combined Ratio Source: A. M. Best Aggregates and Averages

Share Price 1991 4.12 1992 7.7 1993 7.43 1994 9.27 1995 13.22 1996 13.97 1997 23.2 1998 28.69 1999 21.19 2000 16.69 2001 17.58 2002 21 2003 32.15 2004 39.11 2005 48.64 2006 49.92 2007 55.67 ProAssurance vs. The Cycle CAGR Stock Price: 17.7% Total Stock Return: 1,351% Five-Year Return: 173% Ten-Year Return: 194% Closing Price at Each Year End for ProAssurance and Predecessor Companies

Navigating The Cycle Experience IS the best teacher We have managed through several cycles and understand the challenges Average industry/related experience is 22 years Executives and VP's average tenure is 12 years We are owners, not just managers Directors, officers and employees own approximately 10% of the company Share ownership guidelines down to VP level

Our Competitive Advantages

Claims Defense Is Our Core We offer our insureds the option of an unfettered defense of their claim Provides a long-term financial and marketing advantage A key differentiating factor in the market as claims data becomes public 2002 2003 2004 2005 2006 2007 ProAssurance 360 391 528 473 720 733 We try more claims than any company in our line of business

Transparency is Here From the Florida Database

Transparency is Here From the Florida Database

Transparency is Here From the Florida Database

Why Claims Strategy Matters Percetage of Closed Claims Dropped or Dismissed 0.69 Defense Verdict 0.17 Plaintiff Verdict 0.06 Settled 0.08 Percetage of Closed Claims Dropped or Dismissed: 0.65 Settled: 0.28 Plaintiff Verdict: 0.01 Defense Verdict: 0.05 Favorable Outcomes: 86% Favorable Outcomes: 70% ProAssurance, 2006 Industry Data, 2006* *Latest Available Industry Data, The PIAA

Why Claims Strategy Matters Our ability and willingness to defend claims allows us to achieve better results Incurred Losses Loss Adjustment Expenses Total ProAssurance 0.156 0.507 ProAssurance 0.249 0.566 0.815 ProAssurance 0.34 0.543 0.95000000013148 ACAP/FPIC/SKP 0.683 0.398 1.081 Industry 0.64 0.331 1.084 Average Statutory Loss Ratio 2002-2006 Industry 97.1% Legal Payments Loss Payments PRA: 88.3% PRA in 2005 81.5% Incurred Losses Loss Adjustment Expenses Total ProAssurance 0.156 0.507 ProAssurance 0.249 0.566 0.815 ProAssurance 0.416 0.534 0.95000000013148 ACAP/FPIC/SKP 0.683 0.398 1.081 Industry 0.745 0.339 1.084 ProAssurance Stand Alone 2005 & 2006 PRA in 2006 66.3% *Source: A. M. Best Aggregates & Averages, Medical Malpractice Predominating

Reinsurance Overview Renewal for 2007-2008 with no meaningful change in terms or conditions PIC Wisconsin now in our "corporate" treaty Interest in our slip remains high Good spread of risk Europe, Lloyds/London, Bermuda, Domestic We now participate in the excess risk Continual evaluation of retention levels Risk pricing vs. our capacity and willingness to accept risk

Underwriting Discipline Pricing based on ROE and margin targets No market share or top line goals/incentives Focused on profitable business Selling from strength Balance sheet Defense of non-meritorious claims Risk management expertise Physician-involvement

Physician Heritage: Our Edge Physician involvement throughout promotes a direct relationship with our insureds Regional Advisory Boards involve more than 500 leadership physicians Physician Claims/Underwriting Committees in 16 key states Quarterly meetings, attended by senior management Provides claims and underwriting insight Creates physician "Ambassadors" Risk management seminars involve more than half our insureds each year

Financial Overview

Balance Sheet Progression 2005 2006 2007 Total Assets 3.9 4.3 4.4 Total Investments 2.6 3.5 3.6 Total Policy Liabilities 2.6 3 2.9 Stockholders' Equity 0.8 1.1 1.3 All $ amounts in billions At Each Year-End

Balance Sheet Highlights Continuing growth in Book Value/Share Conservative investment strategy Seeking incremental additional return Prudent use of capital for share repurchase and debt reduction Repurchased 1.2 mln shares for $67.1 mln $67.4 million remaining in our authorization $16 million used to redeem NCRIC debentures Potential early call of convertibles in July 2008

2007 Income Statement Highlights in millions, except per share data Gross Premiums Written $ 549 $ 579 - 5% Net Investment Income 171 147 16% Total Revenue 706 738 - 4% Total Expenses 470 561 -16% Net Income $ 168 $ 127 32% Net Income/Diluted Share $ 4.78 $ 3.72 29% Operating Cash Flow $ 244 $ 183 34% CONTINUING OPERATIONS December 31, Y-OVER-Y 2007 2006 CHANGE

Income Statement Highlights Premiums trending down Growth from PIC Wisconsin helped to offset declining premiums Favorable Net Reserve Development Q4: $44.4 mln YTD: $105.0 mln Investment Income continues to be important Cash flow is strong, but has slowed

Insurance Leverage Premium to Surplus Premiums (GPW) Stockholders' Equity Gross Reserves 2002 0.9149 462 505 1492 2003 1 543 546 1635 2004 0.93 574 611 1819 2005 0.749 573 765 2224 2006 0.5174 579 1119 2607 2007 0.4897 549 1255 2560 (in millions) 0.9:1 Premiums to Surplus 0.9:1 1:1 0.7:1 0.5:1 0.4:1

Capital Structure Debt to Equity Ratio: 13% Debt to Capitalization: 12% Convertible debt exchangeable for 2.6 million shares Stockholders' Equity Convertible Debt Other Debt 9/30/2006 1255070 105973 58185 Stockholder's Equity 88% Convertible Debt 8% Other Debt 4% AT 12/31/2007

Portfolio Overview Conservative portfolio offsets liability risk Invested Assets Fixed Income 0.89 Short Term & Cash 0.06 Equities & Equity Substitutes 0.03 BOLI 0.02 $3.6 Billion Portfolio AT 12/31/2007 Fixed Income: 89% Short Term: 6% Equity and Equity Substitutes: 3% BOLI: 2%

ProAssurance's Strategy Concentrating on shareholder value Growing Book Value per Share Focused on the long-term Maintaining leading market position Protecting the balance sheet Building strength for the next cycle turn Evaluating all M & A opportunities

The Insurance Cycle in Med Mal Millions Source: A. M. Best Aggregates and Averages Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined C/A Yr Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss 1976 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1977 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1978 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1979 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1980 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1981 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1982 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1983 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1984 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1985 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 1986 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 1987 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 1988 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 1989 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 1990 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 1991 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 1992 4019 4727 3587 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 1993 4195 4786 3863 4032 4786 3678 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 1994 4607 5131 4325 4414 5131 4128 4344 5131 4028 4360 5131 4039 4360 5131 4039 4360 5131 4039 4360 5131 4039 1995 4693 5152 4873 4513 5152 4638 4451 5152 4562 4477 5152 4594 4431 5152 4554 4431 5152 4554 4431 5152 4554 1996 4769 4973 5041 4528 4973 4765 4472 4973 4725 4514 4973 4787 4472 4973 4733 4472 4973 4897 4472 4973 4897 1997 4937 5259 5597 4670 5259 5365 4617 5259 5365 4668 5259 5399 4632 5259 5356 4632 5259 5477 4651 5259 5488 1998 5061 5234 5808 4761 5234 5785 4713 5234 5872 4775 5234 6041 4699 5234 5971 4699 5234 6161 4715 5234 6184 1999 5130 5098 5716 4888 5098 5829 4841 5098 5961 4893 5098 6225 4793 5098 6114 4793 5098 6235 4827 5098 6211 2000 5494 5066 5368 5228 5066 5538 5182 5066 6030 5180 5066 6427 5075 5066 6232 5075 5066 6301 5106 5066 6290 2001 5641 5915 5985 5604 5915 6324 5538 5915 6882 5472 5915 6815 5472 5915 7036 5529 5915 6992 2002 6785 6777 6834 6709 6777 7063 6704 6777 7208 6704 6777 7390 6788 6777 7507 2003 7863 7198 7198 7985 7198 7259 7985 7198 7224 8164 7198 6748 2004 8346 7049 7049 8346 7049 6931 8590 7049 6569 2005 9331 7482 7482 9363 7482 7113 2006 9699 7601 7601 (Estimated) (Actual) Industry Data 1976 Through 2006 See 8K Filed 2/11/08 for Year-by-Year Detail INDUSTRY PROFIT INDUSTRY LOSS

C/A Yr Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss Premium Initial Reserve Developed Loss 1976 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1100 950 950 1977 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1142 960 960 1978 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1148 1171 1171 1979 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1141 1398 1398 1980 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1184 1209 1659 1981 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1268 1387 2032 1982 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1333 1546 2166 1983 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1509 1723 2464 1984 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1911 1921 2676 1985 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 2448 2510 2784 1986 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 3574 3782 2649 1987 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 4212 3904 2551 1988 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 4281 3892 2437 1989 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 4461 4402 2654 1990 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 4256 4470 2844 1991 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 3935 4455 3296 1992 4019 4727 3587 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 3879 4727 3429 1993 4195 4786 3863 4032 4786 3678 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 3991 4786 3637 1994 4607 5131 4325 4414 5131 4128 4344 5131 4028 4360 5131 4039 4360 5131 4039 4360 5131 4039 4360 5131 4039 1995 4693 5152 4873 4513 5152 4638 4451 5152 4562 4477 5152 4594 4431 5152 4554 4431 5152 4554 4431 5152 4554 1996 4769 4973 5041 4528 4973 4765 4472 4973 4725 4514 4973 4787 4472 4973 4733 4472 4973 4897 4472 4973 4897 1997 4937 5259 5597 4670 5259 5365 4617 5259 5365 4668 5259 5399 4632 5259 5356 4632 5259 5477 4651 5259 5488 1998 5061 5234 5808 4761 5234 5785 4713 5234 5872 4775 5234 6041 4699 5234 5971 4699 5234 6161 4715 5234 6184 1999 5130 5098 5716 4888 5098 5829 4841 5098 5961 4893 5098 6225 4793 5098 6114 4793 5098 6235 4827 5098 6211 2000 5494 5066 5368 5228 5066 5538 5182 5066 6030 5180 5066 6427 5075 5066 6232 5075 5066 6301 5106 5066 6290 2001 5641 5915 5985 5604 5915 6324 5538 5915 6882 5472 5915 6815 5472 5915 7036 5529 5915 6992 2002 6785 6777 6834 6709 6777 7063 6704 6777 7208 6704 6777 7390 6788 6777 7507 2003 7863 7198 7198 7985 7198 7259 7985 7198 7224 8164 7198 6748 2004 8346 7049 7049 8346 7049 6931 8590 7049 6569 2005 9331 7482 7482 9363 7482 7113 2006 9699 7601 7601 Is the Industry Too Optimistic? Millions (Estimated) (Actual) Industry Data 1976 Through 2006 EXPECTED PROFIT Source: A. M. Best Aggregates and Averages Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

The Case for ProAssurance Proven success throughout the cycles Disciplined pricing and underwriting Consistent reserving policy Proven claims strategy Balance sheet strength Significant share ownership throughout the company Demonstrated commitment to a long-term view of a complicated business